Exhibit 10.11

FIFTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIFTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of July 1, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation, as purchaser (the “Purchaser”), and RESIDENTIAL CARE II, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE IV, L.L.C., an Indiana limited liability company, RESIDENTIAL CARE VI, L.L.C., an Indiana limited liability company, E&F REALTY CO., L.L.P., an Indiana limited liability partnership, AMERICAN SENIOR HOME CARE, L.L.C., an Indiana limited liability company, and AMERICAN SENIOR HOME CARE OF FT. WAYNE, L.L.C., an Indiana limited liability company (each individually, a “Seller” and, jointly and severally, the “Sellers”).

RECITALS:

WHEREAS, the Purchaser and the Sellers are parties to that certain Purchase and Sale Agreement, dated as of March 18, 2011, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of April 27, 2011, that certain Second Amendment to Purchase and Sale Agreement, dated as of May 9, 2011, that certain Third Amendment to Purchase and Sale Agreement, dated May 11, 2011 and that certain Fourth Amendment to Purchase and Sale Agreement, dated as of May 12, 2011 (as so amended, the “Purchase Agreement”), with respect to certain real property and related property known as and located at (a) Forest Creek Commons, 6510 U.S. 31 South, Indianapolis, Indiana, (b) Covington Commons, 2601 Covington Commons Drive, Fort Wayne, Indiana, and (c) Northwoods Commons, 2501 Friendship Boulevard, Kokomo, Indiana, all as further described in the Purchase Agreement; and

WHEREAS, the Purchaser and the Sellers desire to amend the Purchase Agreement to, among other things, extend the Outside Closing Date and permit the closings of each Property to take place on different dates as the conditions to closing for such Property are satisfied or waived (if applicable), all subject to the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Purchaser and the Sellers, intending to be legally bound, hereby agree as follows:

1.                                       Capitalized Terms.  All capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Purchase Agreement.

2.                                       Closing Date.  Section 1.1 (Definitions) of the Purchase Agreement is hereby amended by deleting the definitions of “Closing Date”, “Deposit”, “Holdback Amount”, “Outside Closing Date” and “Purchase Price” located therein in their entirety and inserting the following definitions in their place:

“Closing Date” shall mean, with respect to each Property, the date which is five (5) Business Days after the last to occur of (a) the date on which the Purchaser shall have obtained the applicable healthcare licenses described in Section 4.1(a) with respect to such Property, (b) the date on which the Lender consent to the assumption of the Loan by the Purchaser in accordance with Section 4.1(b) is received with respect to such Property, (c) solely with respect to the Facility identified on Schedule 1 as “Covington Commons”, the delivery of the CC&R Termination, or (d) solely with respect to the Facility identified on Schedule 1 as “Forest Creek Commons”, the delivery of the PUD Amendment; or with respect to any Property, such other date as may be mutually agreed upon by the parties.

“Deposit”  means, with respect to each Property, the amount set forth on Schedule 1 attached hereto and made a part hereof under the heading “Deposit”, together with any interest earned thereon; the aggregate amount of all such Deposits being Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), together with any interest earned thereon, which aggregate amount shall be reduced following each Closing by the amount of the Deposit applicable to the Property for which the Closing has then occurred.

“Holdback Amount”  means, with respect to each Property, the amount set forth on Schedule 1 attached hereto and made a part hereof under the heading “Holdback Amount”, together with any interest earned thereon; the aggregate amount of all such Holdback Amounts being One Million Forty Thousand and No/100 Dollars ($1,040,000.00), together with any interest earned thereon.

“Outside Closing Date”  means August 1, 2011.

“Purchase Price”  means, with respect to each Property, the amount set forth on Schedule 1 attached hereto and made a part hereof under the heading “Purchase Price”; the aggregate amount of all such Purchase Prices being Fifty-Two Million and No/100 Dollars ($52,000,000.00).

Accordingly, all references in the Purchase Agreement to the terms “Closing”, “Closing Date”, “Deposit”, “Holdback Amount” and “Purchase Price” shall mean those terms as they relate to the applicable Property.  All Closing apportionments and Closing costs shall relate only to the Properties for which a Closing is taking place.  Any termination of the Purchase Agreement pursuant to the terms and conditions thereof shall only apply to those Properties for which the Closing has not yet then occurred.

3.                                       Allocation of Purchase Price.  Section 2.3(c) (Allocation of Purchase Price) of the Purchase Agreement is hereby deleted in its entirety.

4.                                       Closing Documents.  Section 4.1(c) (Closing Documents) of the Purchase Agreement is hereby amended by deleting subsection (x) thereof in its entirety.

5.                                       Purchaser’s Conditions Precedent.  Section 4.1(j) (Purchaser’s Conditions Precedent) of the Purchase Agreement is hereby deleted in its entirety and the following is inserted in its place:

(j)                                     The Sellers shall have delivered to the Title Company a termination of the Declaration of Restrictive Covenants and Conditions and Secondary Development Plan recorded in the Office of the Allen County Recorder on January 28, 1997 in Plat Cabinet C, page 145, and Document Number 970004555, as amended by an amendment recorded November 14, 1997 in Plat Cabinet C, page 189 and Document Number 970065218 and Phase II recorded November 14, 1997 in Plat

Cabinet C, page 190 and Document Number 970065219 (collectively, the “CC&Rs”), in proper statutory form for recording and otherwise in form and substance acceptable to the Purchaser and the Title Company, duly executed and acknowledged by Residential Care IV, L.L.C. and approved in writing by the City of Fort Wayne (which writing may be in the form of the minutes of a duly called and held meeting of the Fort Wayne Planning Commission so long as such minutes evidence the fact that the City of Fort Wayne will not enforce the CC&Rs), pursuant to which the CC&Rs are terminated in their entirety (the “CC&R Termination”).

Accordingly, all references in the Purchase Agreement to the “CC&R Amendment” are hereby deleted and replaced with references to the “CC&R Termination”.

6.                                       Schedules.  Schedule 1 to the Purchase Agreement (The Facilities) is hereby deleted in its entirety and replaced with Schedule 1 (The Facilities) attached hereto.

7.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.  Any such counterpart may be delivered by facsimile or e-mail (in .pdf format) and any such counterpart so delivered shall be deemed an original for all purposes.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument as of the date first above written.

PURCHASER:

FIVE STAR QUALITY CARE, INC.,
a Maryland corporation

By:	/s/ Bruce J. Mackey Jr.
Name:	Bruce J. Mackey Jr.
Its:	President

SELLERS:

RESIDENTIAL CARE II, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

RESIDENTIAL CARE IV, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

RESIDENTIAL CARE VI, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Fifth Amendment to Purchase and Sale Agreement]

E&F REALTY CO., L.L.P.,
an Indiana limited liability partnership

By:	Justice Family Limited Partnership No. 3,
an Indiana limited partnership,
its Partner

	By:	Justice Enterprises, Inc.,
an Indiana corporation,
its General Partner

		By:	/s/ David R. Justice
		Name:	David R. Justice
		Its:	Vice President

AMERICAN SENIOR HOME CARE, L.L.C.,
an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

AMERICAN SENIOR HOME CARE OF FT. WAYNE, L.L.C., an Indiana limited liability company

By:	/s/ David R. Justice
Name:	David R. Justice
Its:	Manager

[Signature page to Fifth Amendment to Purchase and Sale Agreement]

SCHEDULE 1

THE FACILITIES

Name	Address	Sellers	Units	Purchase Price		Deposit	Holdback Amount
Forest Creek Commons	6510 U.S. 31 South Indianapolis, IN 46227	Residential Care II, L.L.C. American Senior Home Care, L.L.C.	AL: 84 IL: 38	$16,500,000.00		$795,000.00	$330,000.00
Covington Commons	2601 Covington Commons Drive Fort Wayne, IN 46804	Residential Care IV, L.L.C. American Senior Home Care of Ft. Wayne, L.L.C.	AL: 106 IL: 48	$21,500,000.00		$1,035,000.00	$430,000.00
Northwoods Commons and 5-Plex	2501 Friendship Blvd. and Mallard Court Kokomo, IN 46901	Residential Care VI, L.L.C. E&F Realty Co., L.L.P. American Senior Home Care, L.L.C.	AL: 92 IL: 22	$14,000,000.00	*	$670,000.00	$280,000.00

“*” indicates that of this $14,000,000, $13,400,000 is allocated to the portion owned by Residential Care VI, L.L.C. and $600,000 is allocated to the portion owned by E&F Realty Co., L.L.P.